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                                                                    EXHIBIT 99.2


                         NOTICE OF GUARANTEED DELIVERY


                                      FOR

                        TENDER OF SHARES OF COMMON STOCK

                                       OF

                             HARMONY HOLDINGS, INC.
                                       TO

                             INTELEFILM CORPORATION
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)


     This Notice of Guaranteed Delivery, or a form substantially equivalent hereto, must be used to accept the Offer (as defined below) if certificates representing shares of Common Stock, par value $0.01 per share (the "Harmony Shares") of Harmony Holdings, Inc., a Delaware corporation, are not immediately available, if the procedure for book-entry transfer cannot be completed prior to the Expiration Date (as defined in "The Offer" in the Prospectus), or if time will not permit all required documents to reach the Exchange Agent prior to the Expiration Date. Such form may be delivered by hand, transmitted by facsimile transmission or mailed to the Exchange Agent. See "The offer -- Guaranteed delivery" of the Prospectus.


                      THE EXCHANGE AGENT FOR THE OFFER IS:

                        WELLS FARGO BANK MINNESOTA, N.A.

                                                                          BY OVERNIGHT, CERTIFIED OR
             BY MAIL                            BY HAND                     EXPRESS MAIL DELIVERY
 Wells Fargo Bank Minnesota, N.A.   Wells Fargo Bank Minnesota, N.A.   Wells Fargo Bank Minnesota, N.A.
    Reorganization Department          Reorganization Department          Reorganization Department
          P.O. Box 64858               161 North Concord Exchange         161 North Concord Exchange
     St. Paul, MN 55164-0858            South St. Paul, MN 55075           South St. Paul, MN 55075

                                       BY FACSIMILE TRANSMISSION
                                    Wells Fargo Bank Minnesota, N.A.
                                       Reorganization Department
                                         (800) 468-9716 (phone)
                                          (651) 450-4163 (fax)

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:


     The undersigned hereby tenders to iNTELEFILM Corporation, a Minnesota corporation, upon the terms and subject to the conditions set forth in
iNTELEFILM's Prospectus dated          , 2000 and the related Letter of
Transmittal (which, together with any amendments or supplements thereto, constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares set forth below of common stock, par value $0.01 per share (the "Harmony Shares") of Harmony Holdings, Inc., a Delaware corporation, pursuant to the guaranteed delivery procedures set forth in "The offer -- Guaranteed delivery" of the Prospectus.


Number of Shares:
                     -----------------------------------------------------------

Certificate Nos. (if available):

------------------------------------------------------------

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Check box if Harmony Shares will be tendered by book-entry transfer: [ ]

Account Number:
                    -----------------------------------------------------------


Date:

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Name(s) of Record Holder(s):

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                                  PLEASE PRINT

Address(es):

------------------------------------------------------------

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------------------------------------------------------------
                                    ZIP CODE

Area Code and Tel. No.:

------------------------------------------------------------

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Signature(s)

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Date:

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                                   GUARANTEE

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, a participant in the Security Transfer Agents Medallion Program, guarantees to deliver to the Exchange Agent either certificates representing the Harmony Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Harmony Shares into the Exchange Agent's account at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Prospectus), and any other documents required by the Letter of Transmittal, within three Nasdaq trading days (as defined in the Prospectus) after the date hereof.

     The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the Letter of Transmittal and certificates for Harmony Shares to the Exchange Agent within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
                 -----------------------------------------------------------

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                                    Address:

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                                  City, State

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                                    Zip Code
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                              Authorized Signature

------------------------------------------------------------
                                  Please Print

Area Code and Tel. No.:
                     -----------------------------------------------------------

Dated:

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NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. CERTIFICATES SHOULD
                 BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.

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